                                 Exhibit 99.3

Revised Series 1999-1 Monthly Certificateholders' Statement for the month of March 2001

                                                                   Series 1999-1

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1999-1

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21,
   1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
       The information with respect to Series 1999-1 is set forth below:



       Date of the Certificate                           April 10, 2001
       Monthly Period ending                             March 31, 2001
       Determination Date                                April 10, 2001
       Distribution Date                                 April 16, 2001

 -----------------------------------------------------------------------------------------------------------------------------------
                                                              General
====================================================================================================================================
 101   Amortization Period                                                                                     No             101
 102   Early Amortization Period                                                                               No             102
 103   Class A Investor Amount paid in full                                                                    No             103
 104   Class B Investor Amount paid in full                                                                    No             104
 105   Collateral Interest Amount paid in full                                                                 No             105
 106   Saks Incorporated is the Servicer                                                                       Yes            106

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                                                          Investor Amount
====================================================================================================================================
                                                                                                           as of the end of
                                                                           as of the end of the              the relevant
                                                                           prior Monthly Period             Monthly Period
                                                                           --------------------            ----------------
 107   Series 1999-1 Investor Amount                                            $378,375,000        107(a)   $378,375,000     107(b)
 108   Class A Investor Amount                                                  $280,000,000        108(a)   $280,000,000     108(b)
 109   Class B Investor Amount                                                  $ 30,275,000        109(a)   $ 30,275,000     109(b)
 110   Collateral Interest Amount                                               $ 68,100,000        110(a)   $ 68,100,000     110(b)

 111   Series 1999-1 Adjusted Investor Amount                                   $378,375,000        111(a)   $378,375,000     111(b)
 112   Class A Adjusted Investor Amount                                         $280,000,000        112(a)   $280,000,000     112(b)
 113   Principal Account Balance with respect to Class A                        $          -        113(a)   $          -     113(b)
 114   Class B Adjusted Investor Amount                                         $ 30,275,000        114(a)   $ 30,275,000     114(b)
 115   Principal Account Balance with respect to Class B                        $          -        115(a)   $          -     115(b)
 116   Collateral Interest Adjusted Amount                                      $ 68,100,000        116(a)   $ 68,100,000     116(b)
 117   Principal Account Balance with respect to the Collateral Interest        $          -        117(a)   $          -     117(b)

 118   Class A Certificate Rate                                                                                  5.38375%     118
 119   Class B Certificate Rate                                                                                  5.59375%     119

                                                                                                             as of the end of
                                                                               for the relevant                the relevant
                                                                                Monthly Period                Monthly Period
                                                                               ----------------              ----------------
 120   Series 1999-1 Investor Percentage with respect to Finance Charge
       Receivables                                                                   28.87%         120(a)         31.95%     120(b)
 121   Class A                                                                       21.36%         121(a)         23.64%     121(b)
 122   Class B                                                                        2.31%         122(a)          2.56%     122(b)
 123   Collateral Interest                                                            5.20%         123(a)          5.75%     123(b)

 124   Series 1999-1 Investor Percentage with respect to Principal Receivables       31.01%         124(a)         31.95%     124(b)
 125   Class A                                                                       22.95%         125(a)         23.64%     125(b)
 126   Class B                                                                        2.48%         126(a)          2.56%     126(b)
 127   Collateral Interest                                                            5.58%         127(a)          5.75%     127(b)

 128   Series 1999-1 Investor Percentage with respect to Allocable Amounts           28.87%         128(a)         31.95%     128(b)
 129   Class A                                                                       21.36%         129(a)         23.64%     129(b)
 130   Class B                                                                        2.31%         130(a)          2.56%     130(b)
 131   Collateral Interest                                                            5.20%         131(a)          5.75%     131(b)

                                                                                                                         Page 1 of 5

                                                                                                                 Series 1999-1
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                                               Series 1999-1 Investor Distributions
===================================================================================================================================

 132   The sum of the daily allocations of collections of Principal Receivables for the
       relevant Monthly Period                                                                          $         -        132
 133   Class A distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                        $         -        133
 134   Class B distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                        $         -        134
 135   Collateral Interest distribution of collections of Principal Receivables per
       $1,000 of original principal amount                                                              $         -        135
 136   Class A distribution attributable to interest per $1,000 of original principal
       amount                                                                                           $      4.79        136
 137   Class B distribution attributable to interest per $1,000 of original principal
       amount                                                                                           $      4.97        137
 138   Collateral Interest distribution attributable to interest per $1,000 of original
       principal amount                                                                                 $      3.62        138
 139   Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
       original principal amount                                                                        $      1.67        139

-----------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1999-1
===================================================================================================================================

 140   Series allocation of collections of Principal Receivables                                        $78,182,070        140
 141   Class A                                                                                          $57,855,249        141
 142   Class B                                                                                          $ 6,255,599        142
 143   Collateral Interest                                                                              $14,071,223        143

 144   Series allocation of collections of Finance Charge Receivables                                   $ 7,848,417        144
 145   Class A                                                                                          $ 5,807,881        145
 146   Class B                                                                                          $   627,977        146
 147   Collateral Interest                                                                              $ 1,412,560        147

       Available Funds
       ---------------
 148   Class A Available Funds                                                                          $ 5,807,881        148
 149   The amount to be withdrawn from the Reserve Account to be included in Class A
       Available funds                                                                                  $         -        149
 150   Principal Investment Proceeds to be included in Class A Available Funds                          $         -        150
 151   The amount of investment earnings on amounts held in the Reserve Account to be
       included in Class A Available funds                                                              $         -        151

 152   Class B Available Funds                                                                          $   627,977        152
 153   The amount to be withdrawn from the Reserve Account to be included in Class B
       Available funds                                                                                  $         -        153
 154   Principal Investment Proceeds to be included in Class B Available Funds                          $         -        154

 155   Collateral Interest Available Funds                                                              $ 1,412,560        155
 156   The amount to be withdrawn from the Reserve Account to be included in Collateral
       Interest Available Funds                                                                         $         -        156
 157   Principal Investment Proceeds to be included in Collateral Interest Available
       Funds                                                                                            $         -        157

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
===================================================================================================================================
       Class A
       -------
 158   Class A Monthly Interest for the related Distribution Date, plus the amount of any
       Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution
       date                                                                                             $ 1,339,956        158
 159   If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing
       fee for the related Distribution Date                                                            $         -        159
 160   Class A Allocable Amount                                                                         $ 1,009,149        160
 161   An amount to be included in the Excess Spread                                                    $ 3,458,777        161

                                                                                                                         Page 2 of 5


                                                                                                                     Series 1999-1

       Class B
       -------
 162   Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not
       paid on a prior Distribution date                                                                $   150,534            162
 163   If Saks Incorporated is no longer the Servicer, an amount equal to Class B
       Servicing fee for the related Distribution Date                                                  $         -            163
 164   An amount to be included in the Excess Spread                                                    $   447,443            164

       Collateral Interest
       -------------------
 165   If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
       Interest Servicing fee for the related Distribution Date                                         $         -            165
 166   An amount to be included in the Excess Spread                                                    $ 1,412,560            166

 167   Available Excess Spread                                                                          $ 5,348,779            167
 168   Available Shared Excess Finance Charge Collections                                               $         -            168
 169   Total Cash Flow available for Series 1999-1 waterfall                                            $ 5,348,779            169

 170   Fund any Class A Required Amount                                                                 $         -            170
 171   Class A Investor Charge Offs which have not been previously reimbursed                           $         -            171

 172   Class B Required Amount to the extent attributable to line 162 and line 163                      $         -            172

 173   Class B Allocable Amount                                                                         $   109,114            173
 174   Excess of the Required Reserve Account Amount over the amount held in the Reserve
       Account                                                                                          $         -            174
 175   An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal Collections;
       (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount                $         -            175
 176   Collateral Monthly Interest for the related Distribution Date plus Collateral
       Monthly Interest previously  due but not paid to holders of the Collateral Interest
       plus additional interest                                                                         $   246,724            176
 177   Servicing Fee due for the relevant Monthly Period and not paid above plus any
       amounts previously due but not distributed to the Servicer                                       $   630,625            177
 178   Collateral Interest Allocable Amount                                                             $   245,439            178
 179   Any unreimbursed reductions of the Collateral Interest Amount, if any, due to: (i)
       Collateral Interest Charge Offs; (ii) Reallocated Principal Collections; (iii)
       reallocations of the Collateral Interest Amount to the Class A or Class B
       Investor Amount                                                                                  $         -            179
 180   Excess of the Required Spread Account Amount over the available Spread Account
       Amount                                                                                           $         -            180
 181   The aggregate of any other amounts, if any, then due to the Collateral Interest
       Holder                                                                                           $         -            181
 182   Shared Excess Finance Charge Collections                                                         $ 4,116,877            182

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                                                Determination of Monthly Principal
===================================================================================================================================

 183   Available Principal Collections held in the Collection Account                                   $78,182,070            183
 184   Controlled Deposit Amount for the Monthly Period                                                 $         -            184
 185   Deficit Controlled Accumulation Amount                                                           $         -            185
 186   Principal Collections deposited for the Monthly Period                                           $         -            186

 187   Class A Monthly Principal                                                                        $         -            187

 188   Class B Monthly Principal (only after payout of Class A or the accumulation of
       the Class A Investor Amount)                                                                     $         -            188
 189   Available Principal Collections held in the Collection Account less portion
       of such Collections applied to Class A Monthly Principal                                         $78,182,070            189
 190   Controlled Deposit Amount less Class A Monthly Principal                                         $         -            190

 191   Collateral Interest Monthly Principal (only after payout of Class A and Class
       B or the accumulation of the Class A and Class B Investor Amount)                                $         -            191
 192   Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A and Class B Monthly Principal                                $78,182,070            192
 193   Controlled Deposit Amount less Class A and Class B Monthly Principal                             $         -            193

                                                                                                                         Page 3 of 5

                                                                                                                Series 1999-1
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                                                 Reallocated Principal Collections
====================================================================================================================================

 194   Reallocated Principal Collections                                                                $         -       194
 195   Collateral Subordinated Principal Collections (to the extent needed to fund
       Required Amounts)                                                                                $         -       195
 196   Class B Subordinated Principal Collections (to the extent needed to fund Required
       Amounts)                                                                                         $         -       196

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                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
====================================================================================================================================
                                                                                           %                Amount
                                                                                    ---------------     ------------
 197   Series 1999-1 Default Amount                                                 28.87%   197(a)     $ 1,363,702       197(b)
 198   Class A Investor Default Amount                                              21.36%   198(a)     $ 1,009,149       198(b)
 199   Class B Investor Default Amount                                               2.31%   199(a)     $   109,114       199(b)
 200   Collateral Interest Default Amount                                            5.20%   200(a)     $   245,439       200(b)

 201   Series 1999-1 Adjustment Amount                                                                  $         -       201
 202   Class A Adjustment Amount                                                                        $         -       202
 203   Class B Adjustment Amount                                                                        $         -       203
 204   Collateral Interest Adjustment Amount                                                            $         -       204

 205   Series 1999-1 Allocable Amount                                                                   $ 1,363,702       205
 206   Class A Allocable Amount                                                                         $ 1,009,149       206
 207   Class B Allocable Amount                                                                         $   109,114       207
 208   Collateral Interest Allocable Amount                                                             $   245,439       208

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
===================================================================================================================================
 209   Class A Required Amount                                                                          $         -       209
 210   Class A Monthly Interest for current Distribution Date                                           $ 1,339,956       210
 211   Class A Monthly Interest previously due but not paid                                             $         -       211
 212   Class A Additional Interest for prior Monthly Period or previously due but not
       paid                                                                                             $         -       212
 213   Class A Allocable Amount for current Distribution Date                                           $ 1,009,149       213
 214   Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $         -       214

 215   Class B Required Amount                                                                          $         -       215
 216   Class B Monthly Interest for current Distribution Date                                           $   150,534       216
 217   Class B Monthly Interest previously due but not paid                                             $         -       217
 218   Class B Additional Interest for prior Monthly Period or previously due but not
       paid                                                                                             $         -       218
 219   Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $         -       219
 220   Excess of Class B Allocable Amount over funds available to make payments                         $         -       220

 221   Collateral Interest Required Amount                                                              $         -       221
 222   Collateral Monthly Interest for current Distribution Date                                        $   246,724       222
 223   Collateral Monthly Interest previously due but not paid                                          $         -       223
 224   Collateral Interest Additional Interest for prior Monthly Period or previously
       due but not paid                                                                                 $         -       224
 225   Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $         -       225
 226   Excess of Collateral Interest Allocable Amount over funds available to make
       payments                                                                                         $         -       226

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                                                   Reduction of Investor Amounts
====================================================================================================================================

       Class A
       -------
 227   Class A Investor Amount reduction                                                                $         -       227
 228   Class A Investor Charge Off                                                                      $         -       228

       Class B
       -------
 229   Class B Investor Amount reduction                                                                $         -       229
 230   Class B Investor Charge Off                                                                      $         -       230
 231   Reductions of the Class B Investor Amount due to Class A Allocable Amount                        $         -       231
 232   Reallocated Principal Collections applied to Class A                                             $         -       232

                                                                                                                         Page 4 of 5

                                                                   Series 1999-1

       Collateral Interest
       -------------------
 233   Collateral Interest Amount reduction                                                             $         -           233
 234   Collateral Interest Charge Off                                                                   $         -           234
 235   Reductions of the Collateral Interest Amount due to Class A
       and Class B Allocable Amounts                                                                    $         -           235
 236   Reallocated Principal Collections applied to Class A and Class B                                 $         -           236

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                                                           Servicing Fee
====================================================================================================================================

 237   Series 1999-1 Servicing Fee                                                                      $   630,625           237
 238   Class A Servicing Fee                                                                            $   466,667           238
 239   Class B Servicing Fee                                                                            $    50,458           239
 240   Collateral Interest Servicing Fee                                                                $   113,500           240

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                                                          Reserve Account
====================================================================================================================================

 241   Required Reserve Account Amount ( if applicable)                                                     N/A               241
 242   Reserve Account reinvestment rate (if applicable)                                                    N/A               242
 243   Reserve Account reinvestment earnings                                                            $         -           243
 244   Reserve Account balance                                                                          $         -           244

 245   Accumulation Period Length                                                                         12 months           245

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                                                           Excess Spread
====================================================================================================================================

 246   Portfolio Yield for Monthly Period (excluding Shared Excess
       Finance Charge Collections from other Series)                                                         19.90%           246
 247   Base Rate for Monthly Period                                                                           7.17%           247
 248   Portfolio Yield minus Base Rate for such Monthly Period                                               12.74%           248
 249   Three month average of Portfolio Yield minus Base Rate                                                11.58%           249



       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of April, 2001.

       Saks Incorporated,
       as Servicer

       By /s/ Scott A. Honnold
          --------------------------------
       Name:  Scott A. Honnold
       Title: Vice President and Treasurer

                                                                     Page 5 of 5